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Exhibit 10.9

AMENDMENT NO. 2
TO
AMENDED AND RESTATED TAX SHARING AGREEMENT

WHEREAS, Zenith National Insurance Corp. ("Zenith National"), and its subsidiaries Zenith Insurance Company, CalRehab Services, Inc. (formerly ZNAT Rehabilitation Services, Inc.), CalFarm Insurance Company, CalFarm Insurance Agency, Cal-Ag Insurance Services, Inc., ZNAT Insurance Company, Zenith Star Insurance Company and Perma-Bilt, a Nevada Corporation (the "Existing Subsidiaries), have previously entered into an Amended and Restated Tax Sharing Agreement; and

WHEREAS, Zenith Insurance Company has entered into an agreement to sell 100% of the common stock of CalFarm Insurance Company to Nationwide Mutual Insurance Company ("Nationwide"); and

WHEREAS, CalFarm Insurance Agency is a wholly owned subsidiary of CalFarm Insurance Company, and

WHEREAS, Cal-Ag Insurance Services, Inc. is a wholly owned subsidiary of CalFarm Insurance Agency, and

WHEREAS, it is necessary to amend the Amended and Restated Tax Sharing Agreement accordingly;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows;

1.
Effective as of the close of business of the closing date of the sale of CalFarm Insurance Company to Nationwide, CalFarm Insurance Company, CalFarm Insurance Agency and Cal-Ag Insurance Services, Inc. shall be deleted as parties to the inter-company Amended and Restated Tax Sharing Agreement.

2.
In all other respects the Amended and Restated Tax Sharing Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 2 to be executed on its behalf, this 31st day of March, 1999.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY
By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY
By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CALFARM INSURANCE AGENCY		CALREHAB SERVICES, INC.
By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CAL-AG INSURANCE SERVICES, INC.		ZNAT INSURANCE COMPANY
By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		PERMA-BILT, a Nevada Corporation
By:	/s/ JOHN J. TICKNER	By:

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 2 to be executed on its behalf, this 31st day of March, 1999.

ZENITH NATIONAL INSURANCE CORP.	ZENITH INSURANCE COMPANY
By:	By:

ZENITH STAR INSURANCE COMPANY	CALFARM INSURANCE COMPANY
By:	By:

CALFARM INSURANCE AGENCY	CALREHAB SERVICES, INC.
By:	By:

CAL-AG INSURANCE SERVICES, INC.	ZNAT INSURANCE COMPANY
By:	By:

ZENITH STAR INSURANCE COMPANY	PERMA-BILT, a Nevada Corporation
By:	By:	/s/ DANIEL SCHWARTZ

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AMENDMENT NO. 2 TO AMENDED AND RESTATED TAX SHARING AGREEMENT